UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On May 6, 2013, Lexington Realty Trust, or the Trust, entered into a Ninth Supplemental Indenture, among the Trust, certain subsidiaries of the Trust signatories thereto, and U.S. Bank National Association, as trustee, which supplements the Indenture, dated as of January 29, 2007, as supplemented by the First Supplemental Indenture, dated as of January 29, 2007, the Second Supplemental Indenture, dated as of March 9, 2007, the Third Supplemental Indenture, dated as of June 19, 2007, the Fourth Supplemental Indenture, dated as of December 31, 2008, the Fifth Supplemental Indenture, dated as of June 9, 2009, the Sixth Supplemental Indenture, dated as of January 26, 2010, the Seventh Supplement Indenture, dated as of September 28, 2012, and the Eighth Supplemental Indenture, dated as of February 13, 2013, which we collectively refer to, together with the Ninth Supplemental Indenture, as the Indenture.
The Ninth Supplemental Indenture provides for the removal and addition of certain subsidiary guarantors. The Indenture governs the terms of the Trust's 6.00% Convertible Guaranteed Notes due 2030.
A copy of the Ninth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Ninth Supplemental Indenture is qualified in its entirety by reference to the full text of the Ninth Supplemental Indenture.

Item 7.01. Regulation FD Disclosure.
On May 7, 2013, the Trust made available an updated presentation entitled “Lexington Realty Trust, Spring 2013” on the “Investor Relations” section of its website (www.lxp.com). A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.
 The information furnished pursuant to this “Item 7.01 - Regulation FD Disclosure”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

4.1	Ninth Supplemental Indenture, dated as of May 6, 2013, among the Trust, certain subsidiaries of Trust signatories thereto, and U.S. Bank National Association, as trustee.

99.1	Lexington Realty Trust, Spring 2013 Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 8, 2013	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

4.1	Ninth Supplemental Indenture, dated as of May 6, 2013, among the Trust, certain subsidiaries of Trust signatories thereto, and U.S. Bank National Association, as trustee.

99.1	Lexington Realty Trust, Spring 2013 Presentation.